UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

_____________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  January 26, 2012

        PhotoMedex, Inc.
(Exact Name of Registrant Specified in Charter)

Nevada	0-11635	59-2058100
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification Number)

147 Keystone Drive, Montgomeryville, Pennsylvania	18936
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:   215-619-3600

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01	Changes in Registrant’s Certifying Accountant

(a)	Dismissal of EisnerAmper LLP

On January 26, 2012, the Audit Committee of the Board of Directors of PhotoMedex, Inc, a Nevada corporation (the “Company”), terminated its relationship with EisnerAmper LLP (“EisnerAmper”) as the Company’s independent registered public accounting firm.

In connection with the audit for the fiscal year ended December 31, 2010 and the subsequent interim period from January 1, 2011 through January 26, 2012, there were no disagreements between the Company and EisnerAmper, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of EisnerAmper, would have caused EisnerAmper to make reference in connection with its opinion to the subject matter of the disagreement.

The audit report of EisnerAmper on the consolidated financial statements of the Company, as of and for the fiscal year ended December 31, 2010 did not contain any adverse opinion, or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

The Company has provided EisnerAmper with a copy of the disclosures in this Form 8-K and has requested that EisnerAmper furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the Company’s statements in this Item 4.01.  A copy of the letter dated January 27, 2012 furnished by EisnerAmper in response to that request is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b)	Engagement of Fahn Kanne & Co.

The Audit Committee of the Company’s Board of Directors has engaged Fahn Kanne & Co., the Israeli member firm of Grant Thornton International Ltd., to serve as the Company’s new independent registered public accounting firm. The Board of Directors has ratified the decision of the Audit Committee to engage Grant Thornton to perform the audit for the year ended December 31, 2011.  During the Company’s fiscal year ended December 31, 2011 and through the date of this Current Report on Form 8-K, the Company did not consult with Grant Thornton regarding any of the matters or reportable events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

ITEM 9.01.                      Financial Statements and Exhibits.

(d) EXHIBITS.

16.1	EisnerAmper LLP Letter dated January 27, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

PHOTOMEDEX, INC.
Date: January 30, 2012	By: /s/ Dennis M. McGrath
Dennis M. McGrath President & Chief Financial Officer

EXHIBIT INDEX

Exhibit No.                      Description

16.1                      EisnerAmper LLP Letter, dated January 27, 2012.